SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

                              Datawatch Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transactions applies:
--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transactions applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

(5) Total fee paid:
--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing and registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------

(3) Filing Party:
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(4) Date Filed:
--------------------------------------------------------------------------------

                              DATAWATCH CORPORATION

                                175 CABOT STREET
                                    SUITE 503
                           LOWELL, MASSACHUSETTS 01854

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

================================================================================

TO THE STOCKHOLDERS OF Datawatch Corporation:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Datawatch Corporation, a Delaware corporation (the "Company"), will be held on March 16, 2001, at 10:00 a.m., Eastern time, at the Doubletree Riverfront Hotel, 50 Warren Street, Lowell, Massachusetts, 01852 for the following purposes:

     1. To elect a Board of Directors to serve for the ensuing year and until their respective successors have been duly elected and qualified.

     2. To approve an increase in the number of shares of Common Stock, $.01 par value, available for issuance under the Datawatch 1996 Stock Plan (the "1996 Stock Plan") from 1,250,000 to 1,650,000 shares.

     3. To transact such other business as may properly come before the meeting and any adjournments thereof.

         Only stockholders of record at the close of business on January 22, 2001, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting and any adjournment thereof.

                                           By Order of the Board of Directors


                                           Richard J. Testa
                                           SECRETARY

Lowell, Massachusetts
January 29, 2001

                                -----------------




         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE BY RETURN MAIL.

                              DATAWATCH CORPORATION
                                175 CABOT STREET
                                    SUITE 503
                           LOWELL, MASSACHUSETTS 01854


                                 PROXY STATEMENT
                                JANUARY 29, 2001

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Datawatch Corporation (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held at the Doubletree Riverfront Hotel, 50 Warren Street, Lowell, Massachusetts, 01852, on March 16, 2001, at 10:00 a.m., Eastern time, and any adjournments thereof (the "Meeting").

         Only stockholders of record at the close of business on January 22, 2001 will be entitled to notice of and to vote at the Meeting. As of that date, 11,301,274 shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") were outstanding and entitled to vote at the Meeting. Stockholders are entitled to cast one vote for each share held of record at the close of business on January 22, 2001 on each matter submitted to a vote at the Meeting. Any stockholder may revoke a proxy at any time prior to its exercise by filing a later-dated proxy or a written notice of revocation with the Secretary of the Company, or by voting in person at the Meeting. If a stockholder is not attending the Meeting, any proxy or notice should be returned in time for receipt no later than the close of business on the day preceding the Meeting.

         The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to establish a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum. A "non-vote" occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner. Directors are elected by a plurality of the votes cast by stockholders entitled to vote at the Meeting. All other matters being submitted to stockholders require the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the subject matter. An automated system administered by the Company's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter and, therefore, with respect to votes on specific proposals will have the effect of negative votes. Broker "non-votes" are not so included.

         At the Meeting, a proposal to elect Bruce R. Gardner, Jerome Jacobson, Richard de J. Osborne, Terry W. Potter, David T. Riddiford and James Wood as directors will be subject to a vote of stockholders. In addition to the election of directors, the stockholders will consider and vote upon a proposal to amend the Company's 1996 Stock Plan to increase the authorized number of shares of Common Stock authorized for issuance thereunder. Where a choice has been specified on the proxy with respect to the foregoing proposals, the shares represented by the proxy will be voted in accordance with the specifications, and will be voted FOR if no specification is indicated.

         The Board of Directors of the Company knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named in the proxies.

         An Annual Report to Stockholders, containing audited financial statements of the Company for the fiscal year ended September 30, 2000, is being mailed together with this proxy statement to all stockholders entitled to vote. This proxy statement and the accompanying notice and form of proxy will be first mailed to stockholders on or about February 5, 2001.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table sets forth as of January 22, 2001, certain information regarding beneficial ownership of the Company's Common Stock (i) by each person who, to the knowledge of the Company, beneficially owned more than 5% of the shares of Common Stock of the Company outstanding at such date; (ii) by each director of the Company; (iii) by each executive officer identified in the Summary Compensation Table on page 8; and (iv) by all current directors and executive officers of the Company as a group.

                                                   NUMBER OF SHARES           PERCENTAGE OF
NAME AND ADDRESS                                     BENEFICIALLY               SHARES OF
OF BENEFICIAL OWNER                                     OWNED                COMMON STOCK(1)
-------------------                                ---------------           ---------------
Bruce R. Gardner (2)                                   387,203                    3.40%
   c/o DATAWATCH Corporation
   175 Cabot Street
   Suite 503
   Lowell, Massachusetts  01854

Robert W. Hagger (3)                                    76,500                      *
   c/o DATAWATCH Corporation
   175 Cabot Street
   Suite 503
   Lowell, Massachusetts  01854

John Kitchen (4)                                        90,129                      *
   c/o Datawatch Corporation
   175 Cabot Street
   Suite 503
   Lowell, MA 01854

Marco D. Peterson (5)                                  157,390                    1.38%
   c/o DATAWATCH Corporation
   175 Cabot Street
   Suite 503
   Lowell, Massachusetts  01854

Betsy J. Hartwell (6)                                   54,668                      *
   c/o DATAWATCH Corporation
   175 Cabot Street
   Suite 503
   Lowell, Massachusetts  01854

                                                   NUMBER OF SHARES           PERCENTAGE OF
NAME AND ADDRESS                                     BENEFICIALLY               SHARES OF
OF BENEFICIAL OWNER                                     OWNED                COMMON STOCK(1)
-------------------                                ---------------           ---------------
John Loring (7)                                         24,000                      *
   c/o DATAWATCH Corporation
   175 Cabot Street
   Suite 503
   Lowell, Massachusetts  01854

Jerome Jacobson (8)                                     61,163                      *
   4200 Massachusetts Avenue, N.W.
   Suite 114
   Washington, District of Columbia  20016

Richard de J. Osborne (9)                              322,580                    2.85%
   c/o DATAWATCH Corporation
   175 Cabot Street
   Suite 503
   Lowell, Massachusetts  01854

Terry W. Potter (10)                                    22,163                      *
   c/o DATAWATCH Corporation
   175 Cabot Street
   Suite 503
   Lowell, Massachusetts  01854

David T. Riddiford (11)                                 53,582                      *
   150 Blackwall Ct.
   Box 561
   Boca Grande, Florida 33921

James Wood (12)                                      2,017,390                    17.85%
   c/o DATAWATCH Corporation
   175 Cabot Street
   Suite 503
   Lowell, Massachusetts  01854

Christopher Cox (13)                                 1,552,420                    13.74%
   c/o WC Capital, LLC
   116 East Saddle River Road
   Saddle River, New Jersey 07458

WC Capital, LLC (14)                                 1,552,420                    13.74%
   c/o James Wood
   116 East Saddle River Road
   Saddle River, New Jersey 07458

                                                   NUMBER OF SHARES           PERCENTAGE OF
NAME AND ADDRESS                                     BENEFICIALLY               SHARES OF
OF BENEFICIAL OWNER                                     OWNED                COMMON STOCK(1)
-------------------                                ---------------           ---------------

All current directors and executive                   3,030,710                   26.05%
   officers as a group (8 persons)(15)

------------------

*Less than one percent.

(1) The number of shares of Common Stock deemed outstanding includes (i) 11,301,274 shares of Common Stock outstanding as of January 22, 2001 and
     (ii) with respect to each individual, an aggregate of 475,743 options to purchase shares of Common Stock which may be exercised by such individuals within 60 days of January 22, 2001.

(2) Includes 92,500 options that may be exercised within 60 days of January 22, 2001.

(3) Includes 76,500 options that may be exercised within 60 days of January 22, 2001.

(4) Includes 54,629 options that may be exercised within 60 days of January 22, 2001.

(5) Includes 90,625 options that may be exercised within 60 days of January 22, 2001.

(6) Includes 29,000 options that may be exercised within 60 days of January 22, 2001.

(7) Includes 24,000 options that may be exercised within 60 days of January 22, 2001.

(8) Includes 43,163 options that may be exercised within 60 days of January 22, 2001.

(9) All 322,580 shares are held by Carnegie Hill Associates, LLC. Mr. Osborne is the Managing Principal of Carnegie Hill Associates, LLC and may be deemed a beneficial owner of the shares held by Carnegie Hill Associates, LLC. Mr. Osborne disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(10) Includes 22,163 options that may be exercised within 60 days of January 22, 2001.

(11) Includes 43,163 options that may be exercised within 60 days of January 22, 2001.

(12) Includes 1,552,420 shares held by WC Capital, LLC as reported on a Schedule 13D filed with the Securities and Exchange Commission on January 22, 2001. According to the Schedule 13D, Mr. Wood, as a Managing Principal of WC Capital, LLC, shares the power to vote and dispose of all 1,552,420 shares of the Common Stock of the Company held by WC Capital, LLC.

(13) As reported on a Schedule 13D filed with the Securities and Exchange Commission on January 22, 2001 reflecting beneficial ownership of the Company's Common Stock as of January 12, 2001. According to the Schedule 13D, as a Managing Principal of WC Capital, LLC, Mr. Cox shares the power to vote and dispose of all 1,552,420 shares of the Common Stock of the Company held by WC Capital, LLC.

(14) As reported on a Schedule 13D filed with the Securities and Exchange Commission on January 22, 2001 reflecting beneficial ownership of the Company's Common Stock as of January 12, 2001. According to the Schedule 13D, WC Capital, LLC shares the power to vote and dispose of all 1,552,420 shares of the Common Stock of the Company that it holds.

(15) Includes 332,118 options that may be exercised within 60 days of January 22, 2001. Excludes shares held by Messrs. Peterson and Loring and Ms. Hartwell, as each of these individuals resigned as executive officers of the Company prior to January 22, 2001.

                                    DIRECTORS

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

         The directors of the Company are elected annually and hold office for the ensuing year until the next annual meeting of stockholders and until their successors have been elected and qualified. The directors are elected by a plurality of votes cast by stockholders. The Company's By-Laws state that the number of directors constituting the entire Board of Directors shall be determined by resolution of the Board of Directors. The number of directors currently fixed by the Board of Directors is six. This number may be changed by resolution of the Board of Directors.

         Prior to the Meeting, Bruce R. Gardner, Jerome Jacobson, Richard de J. Osborne, Terry W. Potter, David T. Riddiford and James Wood were the directors of the Company. Messrs. Gardner, Jacobson, Potter and Riddiford were elected as directors at the Company's Annual Meeting of Stockholders held on March 28, 2000 and Messrs. Osborne and Wood were elected as directors at a meeting of the Board of Directors held on January 12, 2001.

         No proxy may be voted for more people than the number of nominees listed below. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual director (by writing that individual director's name where indicated on the proxy) or for all directors will be voted FOR the election of all the nominees named below (unless one or more nominees are unable or unwilling to serve). The Board of Directors knows of no reason why any such nominee would be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person.

         Set forth below is information relating to the directors:

         Bruce R. Gardner, PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR. Mr. Gardner, age 57, a founder and director of the Company, has been the President and Chief Executive Officer since November 1997. Prior to becoming President and Chief Executive Officer, Mr. Gardner served as Chief Financial Officer and Treasurer since the Company was founded in 1985, and was a Senior Vice President until June 1993 when he became Executive Vice President. Mr. Gardner is a director of ACT Manufacturing, Inc.

         Jerome Jacobson, DIRECTOR. Mr. Jacobson, age 79, has been a director of the Company since 1987. Mr. Jacobson is a private investor and business consultant and serves as a strategic advisor to several firms. Mr. Jacobson is a director of Merrill Lynch Venture Capital, II.

         Richard de J. Osborne, CHAIRMAN OF THE BOARD. Mr. Osborne, age 66, has been Chairman of the Board of Directors of the Company since January, 2001. From 1985 to 1999, Mr. Osborne was Chairman of the Board and Chief Executive Officer of ASARCO Incorporated, which is an integrated producer of copper and other metals. Mr. Osborne is a director of Schering-Plough Corporation, The BF Goodrich Company, Birmingham Steel Corporation, NACCO Industries, Inc. and The Tinker Foundation.

         Terry W. Potter, DIRECTOR. Dr. Potter, age 53, has been a director of the Company since April 1998. Since January 1998, Dr. Potter has been the President of Venture Solutions and Development, Inc., which provides consulting services to high technology start-up companies, spin-outs, and Fortune 100 companies. From 1992 to 1997 he was the President of Modular Group, the parent company of Advanced Modular Solutions, and from 1994 to 1997 he was the President of Advanced Modular Solutions, a wholly-owned subsidiary of Modular Group which develops client-server computers and solutions.

         David T. Riddiford, DIRECTOR. Mr. Riddiford, age 65, has been a director of the Company since 1989. Since 1987, Mr. Riddiford has been a general partner of Pell, Rudman Venture Management, L.P., which is the general partner of PR Venture Partners, L.P., a venture capital affiliate of Pell, Rudman & Co., Inc., an investment advisory firm. He has also been a general partner of Venture Founders Capital, a venture capital partnership, since 1984. Mr. Riddiford is also a director of Vicor Corporation.

         James Wood, DIRECTOR. Mr. Wood, age 71, has been a director of the Company since January, 2001. Mr. Wood is Chairman of the Board of Directors of The Great Atlantic & Pacific Tea Company, Inc. From 1980 to 1997, Mr. Wood was Chairman of the Board and Chief Executive Officer of The Great Atlantic & Pacific Tea Company, Inc. and its Co-Chief Executive Officer from 1987 to 1998. Mr. Wood is a director of Schering-Plough Corporation.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors of the Company met eight times during the fiscal year ended September 30, 2000. The Board of Directors has a standing Audit Committee and a standing Compensation and Stock Committee. The members of the Audit Committee and the Compensation and Stock Committee were most recently appointed by the Board of Directors on July 29, 1998, with Messrs. Osborne and Wood being appointed to both committees on January 12, 2001. The current members of the Audit Committee are Messrs. Jacobson, Osborne, Potter, Riddiford and Wood. The current members of the Compensation and Stock Committee are Messrs. Jacobson, Osborne, Potter, Riddiford and Wood. The Audit Committee, which oversees the accounting and financial functions of the Company, including matters relating to the appointment and activities of the Company's independent auditors, met four times during fiscal 2000. The Compensation and Stock Committee of the Company, which reviews and makes recommendations concerning executive compensation and administers the Company's 1996 Stock Plan and the Company's 1996 International Employee Non-Qualified Stock Option Plan met once during fiscal 2000. During fiscal 2000, no incumbent director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which he served.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee is composed of Messrs. Jacobson, Osborne, Potter, Riddiford and Wood. None of Messrs. Jacobson, Osborne, Potter, Riddiford and Wood are officers or employees of the Company, and aside from being directors of the Company, each is otherwise independent of the Company (as independence is defined in the National Association of Securities Dealers' listing standards). The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A to this Proxy Statement.

         The Audit Committee has reviewed the audited financial statements of the Company at September 30, 2000 and September 30, 1999, and for each of the three years ended September 30, 2000, and has discussed them with both management and Deloitte & Touche LLP, the Company's independent accountants. The Audit Committee has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with Deloitte & Touche LLP that firm's independence. Based on its review of the financial statements and these discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000.

         Respectfully submitted by the Audit Committee.

                                               THE AUDIT COMMITTEE

                                               Jerome Jacobson
                                               Richard de J. Osborne
                                               Terry W. Potter
                                               David T. Riddiford
                                               James Wood

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

                        CONCERNING DIRECTORS AND OFFICERS

SUMMARY COMPENSATION TABLE

         The following table sets forth summary information concerning the annual and long-term compensation for services rendered in all capacities to the Company for the fiscal years ended September 30, 2000, 1999 and 1998 to (i) the Company's Chief Executive Officer and (ii) each executive officer of the Company, other than the Chief Executive Officer, who was serving as such at September 30, 2000 and whose annual compensation exceeded $100,000 and (iii) two individuals for whom disclosure would have been provided but for the fact that they were not serving as executive officers at September 30, 2000 (collectively, the "Named Officers"):

                                            SUMMARY COMPENSATION TABLE

                                                                                            LONG-TERM
                                                                                           COMPENSATION
                                                       ANNUAL COMPENSATION                    AWARDS
                                           ------------------------------------------   -------------------
                                  FISCAL                               OTHER ANNUAL          NUMBER OF            ALL OTHER
NAME AND PRINCIPAL POSITIONS(S)    YEAR    SALARY($)   BONUS($)(1)    COMPENSATION(2)   OPTIONS/SARS (#)(3)   COMPENSATION($)(4)
-------------------------------    ----    ---------   -----------    ---------------   -------------------   ------------------
Bruce R. Gardner                  2000       243,000          --            --                     --                   774
President, Chief Executive        1999       243,000          --            --                 50,000                   774
Officer
  and Director                    1998       195,226     100,000            --                 50,000                   612

Robert W. Hagger (5)              2000       170,051          --        27,636(6)                  --                    --
Senior Vice President of          1999       187,146          --        28,544(6)              30,000                    --
  International Operations        1998       190,659          --        35,399(6)              30,000                    --

John Kitchen (7)                  2000       130,000          --            --                 15,000                   384
Vice President of Marketing       1999           --           --            --                     --                    --
                                  1998           --           --            --                     --                    --

Marco D. Peterson (8)             2000       117,560          --            --                     --                   757
Senior Vice President of North    1999       174,000      20,000            --                 25,000                   864
  American Operations             1998       176,006      20,000            --                 25,000                   864

Betsy J. Hartwell (9)             2000       110,000          --            --                     --                   462
Vice President Finance,           1999       103,991          --            --                 12,000                   545
  Chief Financial Officer,        1998        85,675      25,000            --                 15,000                   526
  Treasurer and Assistant
  Secretary

John Loring (10)                  2000       100,624          --            --                     --                   414
Vice President of Information     1999       107,911          --            --                 12,000                   495
  Technology                      1998       104,035      10,000            --                 10,000                   498

------------

(1) Bonuses are reported in the year earned, even if actually paid in a subsequent year.

(2) Excludes perquisites and other personal benefits, the aggregate annual amount of which does not exceed the lessor of $50,000 or 10% of the annualized salary reported for the Named Officer.

(3) The Company did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts during fiscal years ended September 30, 2000, 1999 or 1998.

(4) Amount represents the dollar value of group-term life insurance premiums and excess life insurance premiums paid by the Company for the benefit of the Named Officer.

(5) Mr. Hagger's annual compensation for fiscal years 2000, 1999 and 1998 were paid by the Company in British Pounds and for purposes of this Summary Compensation Table have been converted to U.S. Dollars using an average monthly exchange rate of 1.4787 $/(pound) for the period from October 1, 1999 through the Company's fiscal year end on September 30, 2000, 1.62736 $/(pound) for the period from October 1, 1998 through the Company's fiscal year end on September 30, 1999 and 1.6579 $/(pound) for the period from October 1, 1997 through the Company's fiscal year end on September 30, 1998.

(6) Amount for fiscal year 2000 includes $17,745 of payments made by the Company in fiscal 2000 for the rental of Mr. Hagger's temporary residence in the United Kingdom. Amount for fiscal year 1999 includes $19,528 of payments made by the Company in fiscal 1999 for the rental of Mr. Hagger's temporary residence in the United Kingdom. Amount for fiscal year 1998 includes $21,884 of payments made by the Company in fiscal 1998 for the rental of Mr. Hagger's temporary residence in the United Kingdom.

(7) Mr. Kitchen became an executive officer when he was elected Vice President of Marketing effective as of July 1, 2000. Accordingly, the compensation reported covers his compensation for the full fiscal year 2000 and his compensation for fiscal years 1999 and 1998 is not included in this Summary Compensation Table.

(8) Effective as of June 30, 2000, Mr. Peterson resigned from the position of Senior Vice President of North American Operations and effective as of December 31, 2000, Mr. Peterson terminated his employment with the Company.

(9) Effective as of December 16, 2000 Ms. Hartwell resigned from the positions of Vice President of Finance, Chief Financial Officer, Treasurer and Assistant Secretary. Ms. Hartwell continues to be an employee of the Company, providing transition assistance to the newly elected Vice President of Finance, Chief Financial Officer, Treasurer and Assistant Secretary.

(10) Effective as of June 30, 2000, Mr. Loring resigned from the position of Vice President of Information Technology. Mr. Loring continues to be an employee of the Company, providing information technology assistance.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth grants of stock options during the fiscal year ended September 30, 2000 to the Named Officers who are listed in the Summary Compensation Table above:


                                     OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)

                                                                                     POTENTIAL REALIZABLE VALUE AT
                                                                                     ASSUMED ANNUAL RATES OF STOCK
                                                                                         PRICE APPRECIATION FOR
                                         INDIVIDUAL GRANTS(2)                                 OPTION TERM(3)
                         ------------------------------------------------------------- ------------------------
                                          PERCENT OF
                            NUMBER OF       TOTAL         EXERCISE
                           SECURITIES    OPTIONS/SARS        OR
                           UNDERLYING     GRANTED TO        BASE
                          OPTIONS/SARS   EMPLOYEES IN      PRICE        EXPIRATION
          NAME             GRANTED (#)    FISCAL YEAR       ($/SH)         DATE          5%($)         10%($)
          ----           --------------   ----------   -------------- ---------------- ---------     ---------
Bruce R. Gardner                --             --             --             --             --            --

Robert Hagger                   --             --             --             --             --            --

John Kitchen                 15,000           7.56%         $2.3438       6/08/10        22,110         56,031

Marco D. Peterson               --             --             --             --             --            --

Betsy J. Hartwell               --             --             --             --             --            --

John Loring                     --             --             --             --             --            --

------------------

(1) No stock appreciation rights ("SARs") were granted by the Company in the fiscal year ended September 30, 2000.

(2) Stock options were granted under the Company's 1996 Stock Plan at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. The options have a term of 10 years from the date of grant and become exercisable over three years in twelve equal quarterly installments beginning three months from the date of grant.

(3) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on the Company's Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Company's Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.

OPTION EXERCISES AND FISCAL YEAR END VALUES

         The following table sets forth information as to the Named Officers with respect to options to purchase the Company's Common Stock held by each Named Officer, including (i) the number of shares of Common Stock purchased upon exercise of options in the fiscal year ended September 30, 2000; (ii) the net value realized upon such exercise; (iii) the number of unexercised options outstanding as of September 30, 2000; and (iv) the value of unexercised in-the-money options at September 30, 2000:

                                AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                       AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                                                       VALUE OF UNEXERCISED
                                                                 NUMBER OF UNEXERCISED OPTIONS        IN-THE-MONEY OPTIONS AT
                                 SHARES                          HELD AT SEPTEMBER 30, 1999(#)       SEPTEMBER 30, 1999($)(2)
                              ACQUIRED ON          VALUE         -----------------------------     ----------------------------
NAME                          EXERCISE (#)    REALIZED($)(1)     EXERCISABLE     UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
----                          ------------    --------------     -----------     -------------     -----------    -------------
Bruce R. Gardner                70,000            11,876           75,837           29,163             --             782

Robert Hagger                       --                --           66,500           33,500             469            469

John Kitchen                        --                --           39,545           32,455             188            188

Marco D. Peterson                   --                --           85,424           14,576             391            391

Betsy J. Hartwell                   --                --           24,750            7,250             188            188

John Loring                         --                --           20,174            6,826             188            188

------------------

(1) Amounts disclosed in this column do not reflect amounts actually received by the Named Officers but are calculated based on the difference between the fair market value of the Company's Common Stock on the date of exercise and the exercise price of the options. The Named Officers will receive cash only if and when they sell the Common Stock issued upon exercise of the options, and the amount of cash received by such individuals is dependent on the price of the Company's Common Stock at the time of such sale.

(2) Represents the difference between the option exercise price of in-the-money options and the fair market value per share of Common Stock at 2000 fiscal year-end ($1.1875 per share as quoted on the Nasdaq National Market at the close of trading on September 29, 2000) multiplied by the number of shares underlying the option.

EXECUTIVE AGREEMENTS AND SEVERANCE ARRANGEMENTS

         On April 11, 1996, the Board of Directors approved a change in control severance agreement (the "Executive Agreement") with Bruce R. Gardner. The purpose of the Executive Agreement is to reinforce and encourage the executive to remain with the Company and to maintain objectivity and a high level of attention to his duties without distraction from the possibility of a change in control of the Company. The initial term of the Executive Agreement was until September 30, 1998 and, so long as Mr. Gardner continues to be employed by the Company, is automatically extended from year to year, unless the Company or Mr. Gardner provides prior written notice to the other party of its desire to terminate the agreement. Pursuant to the Executive Agreement, Mr. Gardner remains as an at-will employee of the Company until such time as the Company enters into a written agreement (a "Business Combination Agreement") with a third party concerning a possible business combination between the Company and such third party or any affiliate of such third party which, if effected, would result in a change of control of the Company, as that term is defined in the Executive Agreement. In the event the Company enters into such a Business Combination Agreement, Mr. Gardner agrees not to voluntarily leave the employ of the Company and the Company agrees it will not terminate the employment of Mr. Gardner other than for cause until the earlier of (i) in the opinion of the Board of Directors of the Company, such Business Combination Agreement has been abandoned or terminated, (ii) the date on which such a change in control of the Company has been effected, or (iii) 120 calendar days from the date of the execution of the Business Combination Agreement.

         The Executive Agreement provides that in the event of a change in control of the Company Mr. Gardner is entitled to a lump sum payment (the "Termination Payment") upon the subsequent "Qualifying Termination" (as defined herein and in the Executive Agreement) of Mr. Gardner's employment with the Company. A Qualifying Termination under Mr. Gardner's Executive Agreement includes (i) termination of his employment with the Company, for any reason other than for cause, following a change in control of the Company, or (ii) termination as a result of his resignation, for any or no reason, following a change in control of the Company.

         The Termination Payment that Mr. Gardner is entitled to receive under his Executive Agreement is a lump sum payment equal to three times the sum of
(i) Mr. Gardner's annual base salary as in effect immediately prior to his qualifying termination and (ii) the highest annual bonus paid to Mr. Gardner by the Company during the five most recently completed fiscal years of the Company ending immediately prior to his qualifying termination.

         Pursuant to the terms of the Executive Agreement, if any payment or benefit received or to be received by Mr. Gardner in connection with a change in control of the Company, whether pursuant to his Executive Agreement or otherwise (the "Total Payments"), would constitute an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and thus subject to a 20% federal excise tax, then the amount of Mr. Gardner's Termination Payment will be reduced until the aggregate of the Total Payments is such that no part of the Total Payments constitutes an excess parachute payment and is no longer subject to such excise tax.

         The Company's subsidiary Datawatch International Limited (formerly Workgroup Systems Limited) entered into a Contract of Employment with Robert Hagger dated February 24, 1997, as amended on July 15, 1999 (the "Employment Agreement"). The Employment Agreement provides that Mr. Hagger's employment may be terminated with cause immediately upon notice to Mr. Hagger or terminated without cause provided he is given at least 12 months notice.

NON-EMPLOYEE DIRECTOR INDEMNIFICATION ARRANGEMENTS

         In addition to the protections afforded the directors of the Company with respect to indemnification under the Company's By-Laws, the Company has entered into indemnification agreements with each of its non-employee directors. These agreements require the Company to, among other things, indemnify each of its non-employee directors for any and all expenses (including attorney fees), judgements, penalties, fines and amounts paid in settlement which are actually and reasonably incurred by such individual, in connection with any threatened, pending or completed proceeding arising out of the individual's status as a director of the Company. In addition, the agreements require the Company to advance expenses incurred by the individual in connection with any proceeding against the individual with respect to which he or she may be entitled to indemnification by the Company.

                        COMPENSATION AND STOCK COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

         The Compensation and Stock Committee is responsible for (i) establishing and administering the base salaries and cash bonuses of the Company's executive officers and (ii) administering and making recommendations and awards under the Company's 1996 Stock Plan and the Company's 1996 International Employee Non-Qualified Stock Option Plan. The Compensation and Stock Committee is composed exclusively of directors who are not also officers or employees of the Company.

         The Company's executive compensation policies are designed to provide levels of cash and equity compensation that will reward and retain experienced executives who will contribute to the achievement of the Company's performance objectives in the competitive and rapidly changing business environment in which the Company operates. The executive compensation program is designed to achieve these goals through a combination of base salary, cash bonuses and long-term incentive compensation in the form of stock options. As noted above, both the cash compensation and equity compensation components of the Company's executive compensation program are determined by the Compensation and Stock Committee.

         CASH COMPENSATION. Base salary compensation levels for each of the Company's executive officers are determined by evaluating the individual officer's responsibilities, experience and performance, as well as generally available information regarding salaries paid to executive officers with comparable qualifications at companies in businesses comparable to the Company. Cash bonuses, if any, are determined annually and are based on the Company's achievement of targeted measures of financial performance, including revenue, profit and cost saving goals, and, in certain cases, the achievement of non-financial objectives in the officer's area of responsibility. In determining compensation levels paid to its executive officers, the Compensation and Stock Committee also takes into account certain subjective factors such as the executive's ability to provide leadership, to develop the Company's business, to promote the Company's image with its customers and stockholders, and to manage the Company's continuing growth. For information regarding the Company's executive officers' fiscal 2000 compensation, see the table captioned "Summary Compensation Table" contained elsewhere in this proxy statement.

         EQUITY COMPENSATION. Long-term incentive compensation in the form of stock option grants is designed to encourage the Company's executive officers and other employees to remain with the Company and promote the Company's business and to align the interests of the Company's executive officers and other employees more closely with those of the Company's stockholders by allowing those executives and employees to share in long-term appreciation in the value of the Company's Common Stock. It is the Company's policy to grant stock options to executive officers and certain employees at the time they join the Company in an amount consistent with such executive's or employee's position and level of seniority. In addition, the Compensation and Stock Committee will occasionally make additional option grants to the Company's executive officers and employees. When establishing stock option grant levels, the Compensation and Stock Committee considers both individual and general corporate performance, recommendations of the Chief Executive Officer, existing levels of stock ownership, previous option grants and current option holdings, including the number of unvested options and the then current value of such unvested options, and the current price of the Company's Common Stock. Options are generally granted at fair market value and become exercisable ratably over a three year period. The number of options granted to certain of the most highly compensated executive officers of the Corporation in fiscal 2000 is set forth on the table captioned "Option/SAR Grants in Last Fiscal Year" contained elsewhere in this proxy statement. For information relating to the total options held by each of the Company's executive officers at September 30, 2000, see the table captioned "Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values" contained elsewhere in this proxy statement.

         CEO COMPENSATION. Compensation during fiscal 2000 for the Company's President and Chief Executive Officer, Bruce R. Gardner, was determined in accordance with the policies applicable to the other executive officers of the Company described above. Mr. Gardner's base salary level for fiscal 2000 remained the same as his salary that was in effect at the end of fiscal 1999. The Compensation and Stock Committee believes that Mr. Gardner's annual compensation was competitive with the compensation paid by other companies in its industry to their chief executive officers. In addition to achievement of performance targets in accordance with the Company's executive compensation policies, the Compensation and Stock Committee determined the Chief Executive Officer's cash compensation based upon the Company's overall performance, the performance of his management team, the compensation paid at competing companies and the Company's prospects, among other objective and subjective factors. The Compensation and Stock Committee does not find it practicable to quantify or assign relative weight to the factors on which the Chief Executive Officer's compensation was based. Mr. Gardner's annual compensation for the fiscal year ended September 30, 2000, is reflected in the table captioned "Summary Compensation Table" contained elsewhere in this proxy statement.

         TAX CONSIDERATIONS. In general, Section 162(m) of the Code, prevents publicly held corporations from deducting, for federal income tax purposes, compensation paid in excess of $1 million to certain executives. The Compensation and Stock Committee has considered these requirements and it is the present intention of the committee that, so long as it is consistent with the Company's overall compensation objectives, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of 162(m) of the Code.

         Respectfully submitted by the Compensation and Stock Committee.

                                        THE COMPENSATION AND STOCK COMMITTEE


                                        Jerome Jacobson
                                        Richard de J. Osborne
                                        Terry W. Potter
                                        David T. Riddiford
                                        James Wood

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company's Board of Directors has established a Compensation and Stock Committee currently consisting of Messrs. Jacobson, de J. Osborne, Potter, Riddiford and Wood. No person who served as a member of the Compensation and Stock Committee was, during the fiscal year ended September 30, 2000, an officer or employee of the Company or any of its subsidiaries, was formerly an officer of the Company or any of its subsidiaries, or had any relationship requiring disclosure herein. No executive officer of the Company served as a member of the compensation committee of another entity (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors), one of whose executive officers served as a member of the Compensation and Stock Committee of the Company.

COMPENSATION OF DIRECTORS

         During the fiscal year ended September 30, 2000, directors who were employees of the Company received no cash compensation for their services as directors. Directors who are not employees of the Company receive $15,000 per year for their service as a director of the Company's Board of Directors.

         All directors are eligible to receive stock options under the Company's 1996 Stock Plan. In addition, all non-employee directors are eligible to receive stock options pursuant to the Non-Employee Director Stock Option Policy (the "Director Option Policy") described below.

         NON-EMPLOYEE DIRECTOR STOCK OPTION POLICY

         In February 2000 the Board of Directors adopted the Director Option Policy. The Director Option Policy is administered by the Board of Directors and provides for the grant of options to purchase Common Stock to non-employee directors. The Director Option Policy authorizes the automatic grant, without further action by the Board of Directors, (a) of an option to purchase 12,000 shares of Common Stock under the Company's 1996 Stock Plan to each person who becomes a Non-Employee Director on the date such person is first elected to the Board of Directors (the "First Grant Date") and (b) of an option to purchase 4,000 shares of Common Stock to each person who is a Non-Employee Director on the date of the Company's Annual Meeting of Stockholders in each successive year. Options granted to Non-Employee Directors under the Director Option Policy vest over three years in twelve equal quarterly installments beginning three months from the date such options are granted. Notwithstanding this vesting schedule, the Director Option Policy also provides that in the event of any change in control of the Company (as defined in the Director Option Policy) all options granted under the Director Option Policy that are outstanding but unvested automatically become exercisable in full.

         The exercise price per share for all options that are granted under the Director Option Policy will be equal to the fair market value per share of the Common Stock on the date of grant. The term of each option will be for a period of ten years from the date of grant. Options may not be assigned or transferred except by will or by the laws of descent and distribution and are exercisable to the extent vested only while the optionee is serving as a director of the Company or (i) if the optionee has served as a director of the Company for less than five years, within twelve months after the optionee ceases to serve as a director of the Company or (ii) if the optionee has served as a director of the Company for five years or more, within twenty-four months after the optionee ceases to serve as a director of the Company; except that if a director dies or becomes disabled while he or she is serving as a director of the Company, the option automatically becomes fully vested and is exercisable until the scheduled expiration date of the option.

                                   PROPOSAL II

                      PROPOSAL TO AMEND THE 1996 STOCK PLAN

         The 1996 Stock Plan was adopted by the Company's Board of Directors in December 1996 and was approved by the Company's stockholders in March 1997. A maximum of 1,250,000 shares of Common Stock are reserved for issuance under the 1996 Stock Plan upon the exercise of options or in connection with awards of stock of the Company or the opportunity to make direct stock purchases of shares of the Company. The Board of Directors has approved and recommended to the stockholders that they approve an increase in the number of shares authorized for issuance pursuant to the 1996 Stock Plan by 400,000 shares to 1,650,000 shares.

         The Company's management relies on stock options as essential parts of the compensation packages necessary for the Company to attract and retain experienced officers and employees. The Board of Directors believes that the proposed increase in the number of shares available under the 1996 Stock Plan is essential to permit the Company's management to continue to provide long-term, equity-based incentives to present and future key employees. As of January 22, 2001, only 183,136 shares remained authorized for issuance under the 1996 Plan. If the increase in the number of shares authorized for issuance under the 1996 Plan is not approved, the Company may become unable to provide suitable long-term equity based incentives to present and future employees. The Company has not yet determined who will receive the shares of Common Stock that will be authorized for issuance under the 1996 Plan if the proposed amendment is approved.

         The Board of Directors unanimously recommends a vote FOR the proposal to approve the amendment to the Company's 1996 Stock Plan.

DESCRIPTION OF THE 1996 STOCK PLAN

         The purpose of the 1996 Stock Plan is to provide incentives to directors, officers and other employees of the Company by providing them with opportunities to purchase stock of the Company and participate in the ownership of the Company.

         Under the 1996 Stock Plan, employees and officers of the Company may be awarded incentive stock options ("ISO" or "ISOs"), as defined in Section 422(b) of the Code, and directors, officers, employees and consultants of the Company may be granted (i) options which do not qualify as ISOs (a "Non-Qualified Option" or "Non-Qualified Options"), (ii) awards of stock in the Company ("Awards"), and (iii) opportunities to make direct purchases of stock in the Company ("Purchases"). ISOs, Non-Qualified Options, Awards and Purchases are sometimes collectively referred to as "Stock Rights" and ISOs and Non-Qualified Options are sometimes collectively referred to as "Options." The 1996 Stock Plan provides for the issuance of a maximum of 1,250,000 shares of Common Stock of the Company pursuant to the grant of Stock Rights. Currently, 177 employees (including one director who is also an employee and officer of the Company) and all directors of the Company are eligible to participate in the 1996 Stock Plan.

         The 1996 Stock Plan is administered by the Compensation and Stock Committee. Subject to the terms of the 1996 Stock Plan, the Compensation and Stock Committee has the authority to determine the persons to whom Stock Rights are granted, the exercise price per share and other terms and provisions governing the Stock Rights, including restrictions, if any, applicable to the shares of Common Stock issuable upon exercise of Stock Rights.

         Stock Rights may be granted under the 1996 Stock Plan at any time prior to December 10, 2006. The exercise price per share of Non-Qualified Options granted, and the purchase price per share of stock granted in any Award or authorized as a Purchase, under the 1996 Stock Plan cannot be less than the minimum legal consideration required therefore under the laws of any jurisdiction in which the Company may be organized. The exercise price per share of each ISO cannot be less than the fair market value of the Common Stock on the date of grant (or, in the case of an ISO granted to an employee holding more than ten percent of the voting stock of the Company, 110% of the fair market value of the Common Stock on the date of grant). As of the close of business on January 22, 2001, the fair market value of a share of the Company's Common Stock as reported on Nasdaq was $1.3125 per share. The 1996 Stock Plan provides that each Option shall expire on the date specified by the Compensation and Stock Committee, but not more than ten years from the date of grant in the case of Options generally, and five years from the date of grant in the case of an ISO granted to an employee holding more than ten percent of the voting stock of the Company.

         Each Option granted under the 1996 Stock Plan may either be fully exercisable at the time of grant or may become exercisable in such installments as the Compensation and Stock Committee may specify. Each Option may be exercised from time to time, in whole or in part, up to the total number of shares with respect to which it is then exercisable. Subject to certain restrictions, the Compensation and Stock Committee has the right to accelerate the date that any installment of any Option becomes exercisable.

         Payment of the exercise price of an Option granted under the 1996 Stock Plan may be made in cash or by check or, if authorized by the Compensation and Stock Committee (i) by tendering shares of Common Stock of the Company having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, (ii) by delivery of a personal recourse, interest bearing note, (iii) through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company or (iv) by any combination of the above.

         Pursuant to the 1996 Plan, no employee may be granted Options to acquire, in the aggregate, more than 700,000 shares of Common Stock in any one calendar year.

         If an ISO optionee ceases to be employed by the Company other than by reason of death or disability, no further installments of his or her ISOs will become exercisable, and vested ISOs shall generally terminate after the passage of three months from the date of termination of employment (but no later than their specified expiration dates), except to the extent that such ISOs shall have been converted into Non-Qualified Options. If an optionee ceases to be employed by the Company by reason of disability, or if an optionee dies, any ISO held by the optionee may be exercised, to the extent exercisable on the date of disability or death, by the optionee or the optionee's estate, personal representative or beneficiary, at any time within 180 days from the date of the optionee's disability or death (but not later than the specified expiration date of the ISO).

         Option holders are protected against dilution in the event of a stock dividend, stock split, consolidation, merger, recapitalization, reorganization or similar transaction. The Board of Directors may from time to time adopt amendments to the 1996 Stock Plan, certain of which are subject to stockholder approval, and may terminate the 1996 Stock Plan, at any time. Any shares subject to an Option granted under the 1996 Stock Plan which for any reason expires or terminates unexercised, may again be available for future Option grants. Unless terminated sooner, the 1996 Stock Plan will terminate on December 9, 2006 (except as to Options outstanding on that date).

STOCK OPTIONS GRANTED UNDER THE 1996 PLAN SINCE ITS INCEPTION

         The following table sets forth as of January 22, 2001 all Options granted under the 1996 Stock Plan since its inception to (i) each of the Named Officers, (ii) each person who has received five percent or more of the Options granted under the 1996 Stock Plan, (iii) all current executive officers of the Company, as a group, (iv) all current directors who are not executive officers, as a group and (v) all employees who are not executive officers or directors of the Company, as a group. Non-employee directors of the Company are eligible to receive Options under the 1996 Stock Plan pursuant to the Director Option Policy. Future awards are in the discretion of the Board of Directors and cannot be determined at this time.

                                                             Number of Shares
     Name and Principal Position                          Represented by Options
     ---------------------------                          ----------------------
     Bruce R. Gardner*                                              180,000
     President, Chief Executive Officer and Director
     Robert Hagger*                                                  60,000
     Senior Vice President of International Operations
     John Kitchen*                                                   72,000
     Vice President of Marketing
     Marco D. Peterson(1)*                                          100,000
     Senior Vice President of North American Operations
     Betsy J. Hartwell(2)                                            32,000
     Vice President Finance, Chief Financial Officer,
        Treasurer and Assistant Secretary
     John Loring(3)                                                  27,000
     Vice President of Information Technology
     All Current Executive Officers(4)                              426,500
     All Current Directors who are not Executive Officers            81,000
     All Employees who are not Executive Officers or                420,820
        Directors

--------------

* Persons who have received five percent or more of the stock options granted under the 1996 Stock Plan.
(1) Mr. Peterson terminated his employment with the Company effective as of December 31, 2000 and all vested options held by Mr. Peterson will terminate as of March 31, 2001, unless Mr. Peterson exercises such options prior to March 31, 2001.
(2) Effective as of December 16, 2000 Ms. Hartwell resigned from the positions of Vice President of Finance, Chief Financial Officer, Treasurer and Assistant Secretary. Ms. Hartwell continues to be an employee of the Company, providing transition assistance to new elected Vice President of Finance, Chief Financial Officer, Treasurer and Assistant Secretary.
(3) Effective as of June 30, 2000, Mr. Loring resigned from the position of Vice President of Information Technology. Mr. Loring continues to be an employee of the Company, providing information technology assistance.
(4) Excludes Messrs. Peterson and Loring and Ms. Hartwell, who are no longer executive officers of the Company. Includes Alan R. MacDougall, who was elected Vice President Finance, Chief financial Officer, Treasurer and Assistant Secretary effective as of December 16, 2000, and Linda E. Lammi, who was elected Vice President of Development and Technical Services effective as of December 16, 2000.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion of United States federal income tax consequences of the issuance and exercise of Stock Rights granted under the 1996 Stock Plan is based upon the provisions of the Code as in effect on the date of this Proxy Statement, current regulations, and existing administrative rulings of the Internal Revenue Service. It is not intended to be a complete discussion of all of the United States federal income tax consequences of the issuance and exercise of Stock Rights granted under the 1996 Stock Plan or of the requirements that must be met in order to qualify for the described tax treatment. In addition, there may be foreign, state or local tax consequences that are not discussed herein.

         INCENTIVE STOCK OPTIONS. The following general rules are applicable under current United States federal income tax law to ISOs granted under the 1996 Stock Plan:

         1. In general, an optionee will not recognize any income upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of an ISO, and the Company will not be entitled to a federal income tax deduction upon either the grant or the exercise of an ISO.

         2. If shares acquired upon exercise of an ISO are not disposed of within (i) two years from the date the option was granted or (ii) one year after the date the shares are issued to the optionee pursuant to the ISO exercise (the "Holding Periods"), the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as capital gain or loss to the optionee.

         3. If shares acquired upon exercise of an ISO are disposed of and the optionee does not satisfy the requisite Holding Periods (a "Disqualifying Disposition"), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition will be taxed to the optionee as ordinary income in the year of such disposition.

         4. The difference between the amount realized by an optionee as the result of a Disqualifying Disposition and the sum of (i) the exercise price and
(ii) the amount of ordinary income recognized under the above rules generally will be treated as capital gain or loss.

         5. In any year that an optionee recognizes ordinary income on a Disqualifying Disposition of shares acquired upon exercising an ISO, the Company generally will be entitled to a corresponding federal income tax deduction.

         6. Capital gain or loss recognized by an optionee on a disposition of shares will be long-term capital gain or loss if the optionee's holding period for the shares exceeds one year.

         7. An optionee may be entitled to exercise an ISO by delivering shares of the Company's Common Stock to the Company in payment of the exercise price, if the optionee's ISO agreement so provides. If an optionee exercises an ISO in such fashion, special rules will apply.

         8. In addition to the tax consequences described above, the exercise of an ISO may result in an "alternative minimum tax." The "alternative minimum tax" will be applied against a taxable base which is equal to "alternative minimum taxable income," reduced by a statutory exemption. In general, the amount by which the fair market value of the shares received upon exercise of the ISO exceeds the exercise price is included in the optionee's alternative minimum taxable income. A taxpayer is required to pay the greater of his or her regular tax liability or the alternative minimum tax. A taxpayer who pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

         9. Special rules apply if the shares acquired upon the exercise of an ISO are subject to vesting, or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

         NON-QUALIFIED OPTIONS. The following general rules are applicable under current United States federal income tax law to Non-Qualified Options granted under the 1996 Stock Plan:

         1. In general, the optionee will not recognize any income upon the grant of a Non-Qualified Option, and the Company will not be allowed a federal income tax deduction upon such grant.

         2. The optionee generally will recognize ordinary income at the time of exercise of the Non-Qualified Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. The Company may be required to withhold income tax on this amount.

         3. When the optionee sells the shares acquired through the exercise of a Non-Qualified Option, he or she generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee's holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

         4. When the optionee recognizes ordinary income attributable to a Non-Qualified Option, the Company generally should be entitled to a corresponding federal income tax deduction.

         5. An optionee may be entitled to exercise a Non-Qualified Option by delivering shares of the Company's Common Stock to the Company in payment of the exercise price. If an optionee exercises a Non-Qualified Option in such fashion, special rules apply.

         6. Special rules apply if the shares acquired upon the exercise of a Non-Qualified Option are subject to vesting, or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

         AWARDS AND PURCHASES. The following general rules are applicable under current United States federal income tax law to Awards and Purchases under the 1996 Stock Plan:

         Persons receiving shares pursuant to an Award or Purchase under the 1996 Stock Plan will generally recognize ordinary income equal to the fair market value of the shares received in the case of an Award, or the excess of the fair market value of the shares (determined on the date of purchase) over the purchase price in the case of a purchase. The Company generally should be entitled to a corresponding federal income tax deduction. When such shares are sold, the seller generally will recognize capital gain or loss equal to the difference between the amount realized upon the sale of shares and his or her tax basis in the shares (generally, the fair market value of the shares when acquired). Special rules apply if the shares acquired are subject to vesting, or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

                             STOCK PERFORMANCE GRAPH

         The following graph compares the yearly change in the cumulative total stockholder return on the Company's Common Stock during the period from September 29, 1995 through September 29, 2000, with the cumulative total return on (i) an SIC Index that includes all organizations in the Company's Standard Industrial Classification (SIC) Code 7372-Prepackaged Software (the "SIC Code Index") and (ii) the Media General Market Weighted Nasdaq Index Return (the "Nasdaq Market Index"). The comparison assumes that $100 was invested on September 30, 1995 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, if any.

              COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG
                      DATAWATCH CORPORATION, SIC CODE INDEX
                         AND NASDAQ MARKET INDEX (1)(2)







                              [GRAPH APPEARS HERE]








                            9/29/95      9/30/96    9/30/97    9/30/98    9/30/99    9/29/00
                            -------      -------    -------    -------    -------    -------
Datawatch Corporation     $   100.00     169.62      46.84      27.85      20.25      24.06
SIC Code Index            $   100.00     133.98     189.60     237.37     362.93     451.01
Nasdaq Market Index       $   100.00     116.75     158.69     164.91     266.79     364.95

------

(1) This graph is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2) The stock price performance shown on the graph is not necessarily indicative of future price performance. Information used in the graph was obtained from Media General Financial Services, Inc., Richmond, Virginia, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, "Reporting Persons"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Such Reporting Persons are required by regulations of the Commission to furnish the Company with copies of all such filings. Based solely on its review of copies of such filings received by it with respect to fiscal year ended September 30, 2000 and written representations from certain Reporting Persons, the Company believes that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended September 30, 2000 with the following exception: Marco
D. Peterson, formerly Senior Vice President of North American Operations, failed to timely file a report relating to the sales of an aggregate total of 10,000 shares of the Company's Common Stock. Mr. Peterson has since filed a report reflecting such sales.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next annual meeting of stockholders of the Company must be received at the Company's principal executive offices not later than November 3, 2001. The deadline for providing timely notice to the Company of matters that stockholders otherwise desire to introduce at the next annual meeting of stockholders of the Company is December 7, 2001. The Company may exercise its discretionary voting authority to direct the voting of proxies on any matter submitted for a vote at the annual meeting of stockholders if notice concerning proposal of such matter was not received prior to December 7, 2001. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail - Return Receipt Requested.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected the firm of Deloitte & Touche LLP as the Company's independent accountants for the 2001 fiscal year. Deloitte & Touche LLP has served as the Company's independent accountants since the Company's inception. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

                            EXPENSES AND SOLICITATION

         The cost of solicitation of proxies will be borne by the Company, and in addition to soliciting stockholders by mail through its regular employees, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation.

                                 OTHER BUSINESS

         The Board of Directors knows of no business that will be presented for consideration at the meeting other than those items stated above. If any other business should come before the Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

                              DATAWATCH CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                 MARCH 16, 2001

                       SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints BRUCE R. GARDNER and ALAN R. MACDOUGALL, and each or both of them, proxies, with full power of substitution to vote all shares of stock of Datawatch Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Friday, March 16, 2001, at 10:00 a.m. Eastern time, at the Doubletree Riverfront Hotel, 50 Warren Street, Lowell, Massachusetts, 01852, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and proxy Statement dated January 29, 2001, a copy of which has been received by the undersigned.

                                                                     -----------
                                                                     SEE REVERSE
                                                                        SIDE
                                                                     -----------
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X]Please mark votes as in this example.

--------------------------------------------------------------------------------

1. To elect Bruce R. Gardner, Jerome Jacobson, Richard de J. Osborne, Terry W. Potter, James Wood and David T. Riddiford as Directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.

--------------------------------------------------------------------------------

           FOR    WITHHELD
           [ ]      [ ]

--------------------------------------------------------------------------------

2. To approve an increase in the number of shares available for issuance under the Datawatch 1996 Stock Plan from 1,250,000 to 1,650,000.

--------------------------------------------------------------------------------

           FOR     AGAINST  ABSTAIN
           [ ]       [ ]      [ ]



INSTRUCTIONS: To withhold your vote for any individual nominee write the nominee's name on the space provided below.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY.

                                                            MARK HERE
                                                            FOR ADDRESS    [ ]
                                                            CHANGE AND
                                                            NOTE AT LEFT

                                   (Please sign exactly as your name appears hereon. If signing as attorney, executor, trustee or guardian, please give your full title as such. If stock is held jointly, each owner should sign. Please read reverse side before signing.)

                                   Signature: __________________________________
                                   Date_________________________________________
                                   Signature: __________________________________
                                   Date_________________________________________

                                                                      APPENDIX A
                                                                      ----------

                              DATAWATCH CORPORATION

                             AUDIT COMMITTEE CHARTER


A.       PURPOSE AND SCOPE

         The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors in fulfilling its responsibilities by reviewing:
(i) the financial reports provided by the Corporation to the Securities and Exchange Commission ("SEC"), the Corporation's shareholders or to the general public, and (ii) the Corporation's internal financial and accounting controls.

B.       COMPOSITION

         The Committee shall be comprised of a minimum of three directors as appointed by the Board of Directors, who shall meet the independence and audit committee composition requirements under any rules or regulations of The NASDAQ National Market, as in effect from time to time, and shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

         All members of the Committee shall either (i) be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement, or (ii) be able to do so within a reasonable period of time after appointment to the Committee. At least one member of the Committee shall have employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         The Board may appoint one member who does not meet the independence requirements set forth above and who is not a current employee of the Corporation or an immediate family member of such employee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required in the best interests of the Corporation and its shareholders. The Board shall disclose in the next proxy statement after such determination the nature of the relationship and the reasons for the determination.

         The members of the Committee shall be elected by the Board of Directors at the meeting of the Board of Directors following each annual meeting of stockholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

C.       RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Committee shall:

Document Review
---------------

1. Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually (and update this Charter if and when appropriate).

2. Review with representatives of management and representatives of the independent accounting firm the Corporation's audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K. After such review and discussion, the Committee shall recommend to the Board of Directors whether such audited financial statements should be published in the Corporation's annual report on Form 10-K. The Committee shall also review the Corporation's quarterly financial statements prior to their inclusion in the Corporation's quarterly SEC filings on Form 10-Q.

3. Take steps designed to insure that the independent accounting firm reviews the Corporation's interim financial statements prior to their inclusion in the Corporation's quarterly reports on Form 10-Q.

Independent Accounting Firm
---------------------------

4. Recommend to the Board of Directors the selection of the independent accounting firm, and approve the fees and other compensation to be paid to the independent accounting firm. The Committee and the Board of Directors shall have the ultimate authority and responsibility to select, evaluate and, when warranted, replace such independent accounting firm (or to recommend such replacement for shareholder approval in any proxy statement).

5. On an annual basis, receive from the independent accounting firm a formal written statement identifying all relationships between the independent accounting firm and the Corporation consistent with Independence Standards Board ("ISB") Standard 1 as it may be modified or supplemented. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact its independence. The Committee shall take, or recommend that the Board of Directors take, appropriate action to oversee the independence of the independent accounting firm.

6. On an annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement on Auditing Standards ("SAS") 61, as it may be modified or supplemented.

7. Meet with the independent accounting firm prior to the audit to review the planning and staffing of the audit.

8. Evaluate the performance of the independent accounting firm and recommend to the Board of Directors any proposed discharge of the independent accounting firm when circumstances warrant. The independent accounting firm shall be ultimately accountable to the Board of Directors and the Committee.

Financial Reporting Processes
-----------------------------

9. In consultation with the independent accounting firm and management, review annually the adequacy of the Corporation's internal financial and accounting controls.

Compliance
----------

10. To the extent deemed necessary by the Committee, it shall have the authority to engage outside counsel and/or independent accounting consultants to review any matter under its responsibility.

Reporting
---------

11. Prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the audit committee to be included in the Corporation's annual proxy statement for each annual meeting of stockholders occurring after December 15, 2000.

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.